February 20, 2026

Supplement

SUPPLEMENT DATED FEBRUARY 20, 2026 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

Morgan Stanley Long Duration Government Opportunities Fund (the "Fund"), dated April 30, 2025, as supplemented

Effective immediately, the portfolio managers of the Fund are Gregory Finck and Andrew Szczurowski.

Accordingly, the Summary Prospectus and Prospectus are hereby amended as follows:

The sections of the Summary Prospectus titled "Fund Management—Portfolio Managers" and the Prospectus titled "Fund Summary—Fund Management—Portfolio Managers" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund's portfolio is shown below:

Name	Title with Adviser	Date Began Managing Fund
Gregory Finck	Managing Director	February 2026
Andrew Szczurowski, CFA	Managing Director	May 2023

The second paragraph of the section of the Prospectus titled "Fund Management" is hereby deleted in its entirety and replaced with the following:

The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Gregory Finck and Andrew Szczurowski, CFA. Messrs. Finck and Szczurowski are Managing Directors of the Adviser, manage other funds and have been employed by the Morgan Stanley organization for more than five years.

Please retain this supplement for future reference.

MSLDGOSUMPROPSPT 2/26